SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2004

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

            Texas                        1-6402-1               74-1488375
(State or other jurisdiction        (Commission file        (I. R. S. employer
      of incorporation)                  number)          identification number)

   1929 Allen Parkway, Houston, Texas                             77019
(Address of principal executive offices)                        (Zip code)

      Registrant's telephone numbers, including area code - (713) 522-5141

Item 5. Other Events and Regulation FD Disclosure

      On March 30, 2004, Service Corporation International announced that it had increased the size of its cash tender offer from $150 million to up to $200 million of its 6% Notes due 2005, and had extended the Early Participation Date for the tender offer from April 6 to April 13, 2004, as more fully described in the press release filed as Exhibit 99.1 on this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press release, dated March 30, 2004, issued by Service Corporation International

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

March 30, 2004                          SERVICE CORPORATION INTERNATIONAL

                                        By: /s/ Eric D. Tanzberger
                                        ---------------------------------------
                                        Eric D. Tanzberger
                                        Vice President and Corporate Controller

                                  Exhibit Index

      Exhibit Number                            Description
---------------------------    ----------------------------------------------

99.1                           Press release, dated March 30, 2004, issued
                               by Service Corporation International
---------------------------    ----------------------------------------------